UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00204

AB DISCOVERY GROWTH FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: July 31, 2018

Date of reporting period: January 31, 2018

ITEM 1. REPORTS TO STOCKHOLDERS.

JAN    01.31.18

SEMI-ANNUAL REPORT

AB DISCOVERY GROWTH FUND

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Discovery Growth Fund (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB DISCOVERY GROWTH FUND | 1

SEMI-ANNUAL REPORT

March 20, 2018

This report provides management’s discussion of fund performance for AB Discovery Growth Fund for the semi-annual reporting period ended January 31, 2018.

The Fund’s investment objective is long-term growth of capital.

NAV RETURNS AS OF JANUARY 31, 2018 (unaudited)

	6 Months	12 Months
AB DISCOVERY GROWTH FUND[1]
Class A Shares	20.88%	35.56%
Class B Shares[2]	20.37%	34.34%
Class C Shares	20.36%	34.44%
Advisor Class Shares[3]	21.08%	35.82%
Class R Shares[3]	20.64%	34.90%
Class K Shares[3]	20.85%	35.35%
Class I Shares[3]	21.09%	35.85%
Class Z Shares[3]	21.05%	35.91%
Russell 2500 Growth Index	16.56%	27.65%

1	Includes the impact of proceeds recorded and credited to the Fund in connection with regulatory settlements, which enhanced performance for the six- and 12-month periods ended January 31, 2018, by 0.07% and 0.07%, respectively.

2	Effective July 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

3	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared with its benchmark, the Russell 2500 Growth Index, for the six- and 12-month periods ended January 31, 2018.

All share classes of the Fund outperformed the benchmark for both periods, before sales charges. For the six-month period, stock selection was the main driver of returns relative to the benchmark, primarily within the consumer/commercial services and industrials sectors. Stock selection in the health care sector detracted, as did holdings in the energy sector.

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For the 12-month period, stock selection was also the main driver of returns. Selections in the consumer/commercial services, technology and industrials sectors contributed the most. Stock selection in the financials and energy sectors detracted.

The Fund did not utilize derivatives during either period.

MARKET REVIEW AND INVESTMENT STRATEGY

US stocks rallied strongly over the six-month period ended January 31, 2018, in an environment of strong corporate earnings and global growth. In terms of style, growth stocks outperformed value stocks, and large-cap equities outperformed their small-cap peers. US tax reform was a major tailwind to stocks, with the Tax Cuts and Jobs Act ultimately signed into law in late December. Volatility, as measured by the Chicago Board Options Exchange Volatility Index, remained at historic lows during the period, and oil prices advanced past three-year highs.

The Fund continues to be built from the bottom up, with an emphasis on companies that can deliver fundamental outperformance. Relative valuations for companies with this profile—positive earnings revisions and surprises—remain below the long-term average. Reflecting this bottom-up investment process, the Fund’s Senior Investment Management Team continued to find opportunities across most sectors. The Fund emphasizes secular firms that have unique growth drivers or company specific initiatives that would support future earnings growth even in the absence of a material acceleration in economic outlook.

INVESTMENT POLICIES

The Fund invests primarily in a diversified portfolio of equity securities with relatively smaller capitalizations as compared to the overall US market. Under normal circumstances, the Fund invests at least 80% of its net assets in the equity securities of small- and mid-capitalization companies. For these purposes, “small- and mid-capitalization companies” are generally those companies that, at the time of investment, fall within the lowest 25% of the total US equity market capitalization (excluding, for purposes of this calculation, companies with market capitalizations of less than $10 million). Because the Fund’s definition of small- and mid-capitalization companies is dynamic, the limits on market capitalization will change with the markets. In the future, the Fund may define small- and mid-capitalization companies using a different classification system.

The Fund may invest in any company and industry and in any type of equity security with potential for capital appreciation. It invests in well-known and established companies and in new and less-seasoned

(continued on next page)

abfunds.com	AB DISCOVERY GROWTH FUND | 3

companies. The Fund’s investment policies emphasize investments in companies that are demonstrating improving financial results and a favorable earnings outlook. The Fund may invest in foreign securities.

The Fund invests principally in equity securities but may also invest in other types of securities, such as preferred stocks. The Fund may, at times, invest in shares of exchange-traded funds (“ETFs”) in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Fund seeks to invest than direct investments. The Fund may also invest up to 20% of its total assets in rights and warrants.

The Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swaps to manage risk and to seek to generate additional returns. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Russell 2500™ Growth Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 2500 Growth Index represents the performance of 2,500 small- to mid-cap growth companies within the US. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this

abfunds.com	AB DISCOVERY GROWTH FUND | 5

DISCLOSURES AND RISKS (continued)

report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4) and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF JANUARY 31, 2018 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	35.56%	29.83%
5 Years	14.32%	13.33%
10 Years	10.95%	10.48%
CLASS B SHARES
1 Year	34.34%	30.34%
5 Years	13.36%	13.36%
10 Years[1]	10.19%	10.19%
CLASS C SHARES
1 Year	34.44%	33.44%
5 Years	13.41%	13.41%
10 Years	10.08%	10.08%
ADVISOR CLASS SHARES[2]
1 Year	35.82%	35.82%
5 Years	14.56%	14.56%
10 Years	11.21%	11.21%
CLASS R SHARES[2]
1 Year	34.90%	34.90%
5 Years	13.84%	13.84%
10 Years	10.57%	10.57%
CLASS K SHARES[2]
1 Year	35.35%	35.35%
5 Years	14.18%	14.18%
10 Years	10.89%	10.89%
CLASS I SHARES[2]
1 Year	35.85%	35.85%
5 Years	14.59%	14.59%
10 Years	11.32%	11.32%
CLASS Z SHARES[2]
1 Year	35.91%	35.91%
Since Inception[3]	13.15%	13.15%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.00%, 1.81%, 1.77%, 0.77%, 1.40%, 1.13%, 0.77% and 0.70% for Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(footnotes continued on next page)

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HISTORICAL PERFORMANCE (continued)

1	Assumes conversion of Class B shares into Class A shares after eight years.

2	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

3	Inception date: 5/30/2014.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

DECEMBER 31, 2017 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	26.87%
5 Years	13.40%
10 Years	8.89%
CLASS B SHARES
1 Year	27.35%
5 Years	13.44%
10 Years[1]	8.62%
CLASS C SHARES
1 Year	30.47%
5 Years	13.49%
10 Years	8.50%
ADVISOR CLASS SHARES[2]
1 Year	32.71%
5 Years	14.65%
10 Years	9.61%
CLASS R SHARES[2]
1 Year	32.00%
5 Years	13.96%
10 Years	8.97%
CLASS K SHARES[2]
1 Year	32.27%
5 Years	14.27%
10 Years	9.28%
CLASS I SHARES[2]
1 Year	32.81%
5 Years	14.70%
10 Years	9.72%
CLASS Z SHARES[2]
1 Year	32.89%
Since Inception[3]	11.70%

1	Assumes conversion of Class B shares into Class A shares after eight years.

2	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

3	Inception date: 5/30/2014.

abfunds.com	AB DISCOVERY GROWTH FUND | 9

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value August 1, 2017	Ending Account Value January 31, 2018	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,208.80	$5.29	0.95%	$5.34	0.96%
Hypothetical**	$1,000	$1,020.42	$4.84	0.95%	$4.89	0.96%
Class B
Actual	$1,000	$1,203.70	$9.89	1.78%	$9.94	1.79%
Hypothetical**	$1,000	$1,016.23	$9.05	1.78%	$9.10	1.79%

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EXPENSE EXAMPLE (continued)

	Beginning Account Value August 1, 2017	Ending Account Value January 31, 2018	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class C
Actual	$1,000	$1,203.60	$9.61	1.73%	$9.61	1.73%
Hypothetical**	$1,000	$1,016.48	$8.79	1.73%	$8.79	1.73%
Advisor Class
Actual	$1,000	$1,210.80	$4.01	0.72%	$4.07	0.73%
Hypothetical**	$1,000	$1,021.58	$3.67	0.72%	$3.72	0.73%
Class R
Actual	$1,000	$1,206.40	$7.51	1.35%	$7.51	1.35%
Hypothetical**	$1,000	$1,018.40	$6.87	1.35%	$6.87	1.35%
Class K
Actual	$1,000	$1,208.50	$6.12	1.10%	$6.12	1.10%
Hypothetical**	$1,000	$1,019.66	$5.60	1.10%	$5.60	1.10%
Class I
Actual	$1,000	$1,210.90	$4.01	0.72%	$4.01	0.72%
Hypothetical**	$1,000	$1,021.58	$3.67	0.72%	$3.67	0.72%
Class Z
Actual	$1,000	$1,210.50	$3.73	0.67%	$3.73	0.67%
Hypothetical**	$1,000	$1,021.83	$3.41	0.67%	$3.41	0.67%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+	In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

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PORTFOLIO SUMMARY

January 31, 2018 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $2,259.8

TEN LARGEST HOLDINGS2

Company	U.S. $ Value	Percent of Net Assets
Splunk, Inc.	$46,185,185	2.0%
LogMeIn, Inc.	40,316,384	1.8
SVB Financial Group	39,815,606	1.8
Take-Two Interactive Software, Inc.	39,493,553	1.7
Teladoc, Inc.	38,890,614	1.7
Tyler Technologies, Inc.	38,456,168	1.7
Vail Resorts, Inc.	38,337,610	1.7
CoStar Group, Inc.	38,169,703	1.7
IDEX Corp.	38,105,849	1.7
AO Smith Corp.	37,585,787	1.7
	$395,356,459	17.5%

1	All data are as of January 31, 2018. The Fund’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

2	Long-term investments.

Please note: The Fund’s sector breakdown is classified in the above pie chart and throughout this report according to the Russell sector classification scheme. The Russell Sector scheme was developed by Russell Investments. Russell classifies index members into industries that most closely describe the nature of its business and its primary economic orientation. Multiple resources are used to obtain overall information about the company. Additional Russell sector scheme information can be found within Russell Index methodology documents available on Russell.com. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

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PORTFOLIO OF INVESTMENTS

January 31, 2018 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.6%
Producer Durables – 24.3%
Aerospace – 1.1%
TransDigm Group, Inc.(a)	81,515	$25,832,919

Back Office Support, HR & Consulting – 3.2%
Copart, Inc.(b)	753,180	33,192,643
CoStar Group, Inc.(b)	110,282	38,169,703

		71,362,346

Commercial Services: Rental & Leasing – 2.7%
SiteOne Landscape Supply, Inc.(b)	377,530	28,752,685
United Rentals, Inc.(b)	177,320	32,114,425

		60,867,110

Diversified Manufacturing Operations – 1.0%
Carlisle Cos., Inc.	192,258	21,957,786

Engineering & Contracting Services – 1.3%
Dycom Industries, Inc.(b)	256,239	29,905,654

Machinery: Industrial – 5.1%
Gardner Denver Holdings, Inc.(b)	943,547	32,627,855
Gates Industrial Corp. PLC(a)(b)	837,984	16,424,486
Kennametal, Inc.	600,360	29,285,561
Nordson Corp.	257,740	37,042,393

		115,380,295

Machinery: Tools – 1.5%
Lincoln Electric Holdings, Inc.	353,127	34,454,601

Railroads – 1.2%
Genesee & Wyoming, Inc. – Class A(b)	326,491	26,070,306

Scientific Instruments: Control & Filter – 3.1%
IDEX Corp.	265,583	38,105,849
National Instruments Corp.	637,590	31,841,244

		69,947,093

Scientific Instruments: Electrical – 2.9%
AMETEK, Inc.	365,949	27,921,909
AO Smith Corp.	562,830	37,585,787

		65,507,696

Transportation Miscellaneous – 1.2%
Expeditors International of Washington, Inc.	412,707	26,805,320

		548,091,126

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Technology – 20.9%
Communications Technology – 0.6%
Ciena Corp.(b)	673,680	$14,335,910

Computer Services, Software & Systems – 11.9%
Aspen Technology, Inc.(b)	301,538	23,354,118
FireEye, Inc.(a)(b)	617,513	9,312,096
GrubHub, Inc.(a)(b)	477,890	34,527,553
Guidewire Software, Inc.(b)	386,359	30,696,223
HubSpot, Inc.(b)	271,660	26,364,603
New Relic, Inc.(b)	469,940	28,069,516
Nutanix, Inc. – Class A(b)	195,980	6,290,958
Splunk, Inc.(b)	500,002	46,185,185
Trade Desk, Inc. (The) – Class A(a)(b)	532,340	25,807,843
Tyler Technologies, Inc.(b)	190,840	38,456,168

		269,064,263

Computer Technology – 2.4%
LogMeIn, Inc.	320,480	40,316,384
Pure Storage, Inc. – Class A(b)	707,718	14,253,440

		54,569,824

Electronic Entertainment – 1.8%
Take-Two Interactive Software, Inc.(b)	311,783	39,493,553

Electronics – 1.2%
Coherent, Inc.(b)	105,330	27,335,242

Semiconductors & Component – 1.5%
Marvell Technology Group Ltd.	1,465,190	34,182,883

Telecommunications Equipment – 1.5%
Arista Networks, Inc.(b)	119,730	33,023,928

		472,005,603

Consumer Discretionary – 19.4%
Diversified Retail – 2.6%
Floor & Decor Holdings, Inc. – Class A(b)	659,563	30,933,505
Ollie’s Bargain Outlet Holdings, Inc.(b)	481,982	26,774,100

		57,707,605

Education Services – 5.5%
2U, Inc.(b)	382,820	28,432,041
Bright Horizons Family Solutions, Inc.(b)	365,748	35,916,454
Chegg, Inc.(a)(b)	1,373,602	23,790,787
Grand Canyon Education, Inc.(b)	391,683	36,422,602

		124,561,884

Leisure Time – 5.6%
Hilton Grand Vacations, Inc.(b)	716,933	32,240,477
Norwegian Cruise Line Holdings Ltd.(b)	346,660	21,056,128
Planet Fitness, Inc.(b)	1,042,693	35,201,316
Vail Resorts, Inc.	175,410	38,337,610

		126,835,531

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Specialty Retail – 5.7%
Burlington Stores, Inc.(b)	272,540	$33,170,843
Five Below, Inc.(b)	526,538	34,188,112
Lithia Motors, Inc. – Class A	269,850	33,720,456
Wayfair, Inc. – Class A(a)(b)	301,060	27,700,531

		128,779,942

		437,884,962

Health Care – 15.7%
Biotechnology – 7.7%
Avexis, Inc.(b)	108,960	13,481,621
BeiGene Ltd. (ADR)(a)(b)	103,939	14,109,719
Biohaven Pharmaceutical Holding Co., Ltd.(a)(b)	408,160	14,106,010
Bluebird Bio, Inc.(b)	35,780	7,331,322
Blueprint Medicines Corp.(b)	191,788	15,084,126
Clovis Oncology, Inc.(b)	210,120	12,712,260
Exact Sciences Corp.(b)	284,310	14,133,050
Loxo Oncology, Inc.(b)	154,474	15,674,477
Madrigal Pharmaceuticals, Inc.(b)	26,760	3,971,719
Neurocrine Biosciences, Inc.(b)	304,020	25,984,589
Prothena Corp. PLC(a)(b)	242,810	10,149,458
Revance Therapeutics, Inc.(a)(b)	239,759	7,744,216
TESARO, Inc.(a)(b)	145,723	9,830,474
Ultragenyx Pharmaceutical, Inc.(a)(b)	186,041	9,925,287

		174,238,328

Health Care Management Services – 1.2%
ICON PLC(b)	253,507	27,764,086

Health Care Services – 1.7%
Teladoc, Inc.(a)(b)	1,039,856	38,890,614

Medical & Dental Instruments & Supplies – 3.3%
Align Technology, Inc.(b)	78,830	20,653,460
Nevro Corp.(a)(b)	311,532	25,003,558
Penumbra, Inc.(b)	282,489	28,135,905

		73,792,923

Pharmaceuticals – 1.8%
Aimmune Therapeutics, Inc.(b)	322,580	11,358,042
GW Pharmaceuticals PLC (ADR)(b)	73,003	10,083,904
Sage Therapeutics, Inc.(b)	103,932	19,726,294

		41,168,240

		355,854,191

Financial Services – 9.0%
Asset Management & Custodian – 1.3%
Affiliated Managers Group, Inc.	142,328	28,412,939

abfunds.com	AB DISCOVERY GROWTH FUND | 15

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Banks: Diversified – 3.1%
First Republic Bank/CA	90,546	$8,108,394
Pinnacle Financial Partners, Inc.	104,790	6,633,207
SVB Financial Group(b)	161,491	39,815,606
Wintrust Financial Corp.	186,970	16,060,723

		70,617,930

Diversified Financial Services – 3.1%
Lazard Ltd. – Class A	602,583	35,293,286
Stifel Financial Corp.	503,493	33,995,848

		69,289,134

Financial Data & Systems – 1.5%
Worldpay, Inc. – Class A(b)	436,842	35,082,781

		203,402,784

Materials & Processing – 6.4%
Building Materials – 2.4%
Martin Marietta Materials, Inc.	112,459	25,659,770
Watsco, Inc.	152,749	27,462,743

		53,122,513

Building: Climate Control – 1.6%
Lennox International, Inc.	161,690	35,233,868

Chemicals: Diversified – 1.3%
PolyOne Corp.	696,354	30,263,545

Diversified Materials & Processing – 1.1%
Hexcel Corp.	379,281	25,923,856

		144,543,782

Energy – 2.1%
Oil Well Equipment & Services – 0.7%
Oceaneering International, Inc.	781,090	16,152,941

Oil: Crude Producers – 1.4%
Parsley Energy, Inc. – Class A(b)	646,426	15,255,654
PDC Energy, Inc.(b)	307,455	15,941,542

		31,197,196

		47,350,137

Utilities – 0.8%
Utilities: Telecommunications – 0.8%
Vonage Holdings Corp.(b)	1,677,131	18,767,096

Total Common Stocks (cost $1,481,312,904)		2,227,899,681

INVESTMENT COMPANIES – 0.7%
Funds and Investment Trusts – 0.7%
iShares Russell 2000 Growth ETF(a)(c) (cost $15,356,341)	88,910	17,226,312

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

PREFERRED STOCKS – 0.1%
Consumer Discretionary – 0.1%
Textiles, Apparel & Shoes – 0.1%
Honest Co. (The) – Series D 0.00%(b)(d)(e)(f)	42,660	$1,056,902
Honest Co., Inc. – Series E 0.00%(b)(d)(e)(f)	11,161	205,948

Total Preferred Stocks (cost $2,170,717)		1,262,850

SHORT-TERM INVESTMENTS – 0.8%
Investment Companies – 0.8%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 1.17%(c)(g)(h) (cost $18,437,280)	18,437,280	18,437,280

Total Investments Before Security Lending Collateral for Securities Loaned – 100.2% (cost $1,517,277,242)		2,264,826,123

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 5.2%
Investment Companies – 5.2%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 1.17%(c)(g)(h) (cost $116,785,690)	116,785,690	116,785,690

Total Investments – 105.4% (cost $1,634,062,932)		2,381,611,813
Other assets less liabilities – (5.4)%		(121,851,194)

Net Assets – 100.0%		$2,259,760,619

(a)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(b)	Non-income producing security.

(c)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(d)	Fair valued by the Adviser.

(e)	Illiquid security.

(f)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(g)	Affiliated investments.

(h)	The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

ETF – Exchange Traded Fund

See notes to financial statements.

abfunds.com	AB DISCOVERY GROWTH FUND | 17

STATEMENT OF ASSETS & LIABILITIES

January 31, 2018 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,498,839,962)	$2,246,388,843	(a)
Affiliated issuers (cost $135,222,970—including investment of cash collateral for securities loaned of $116,785,690)	135,222,970
Receivable for investment securities sold	6,273,806
Receivable for capital stock sold	1,864,264
Unaffiliated dividends and interest receivable	190,358
Affiliated dividends receivable	18,718
Other asset	3,130

Total assets	2,389,962,089

Liabilities
Payable for collateral received on securities loaned	116,747,815
Payable for investment securities purchased	10,232,053
Payable for capital stock redeemed	1,618,761
Management fee payable	1,141,345
Distribution fee payable	170,736
Transfer Agent fee payable	96,249
Collateral due to Securities Lending Agent	37,875
Administrative fee payable	20,587
Directors’ fees payable	2,517
Accrued expenses	133,532

Total liabilities	130,201,470

Net Assets	$2,259,760,619

Composition of Net Assets
Capital stock, at par	$1,906,499
Additional paid-in capital	1,424,184,234
Accumulated net investment loss	(6,836,985)
Accumulated net realized gain on investment transactions	92,957,990
Net unrealized appreciation on investments	747,548,881

	$2,259,760,619

Net Asset Value Per Share—27 billion shares of capital stock authorized, $.01 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$653,367,899	56,858,005	$11.49	*

B	$961,345	131,503	$7.31

C	$38,822,723	5,264,806	$7.37

Advisor	$1,107,262,757	90,321,206	$12.26

R	$19,829,064	1,827,333	$10.85

K	$17,309,784	1,519,711	$11.39

I	$75,092,626	6,185,734	$12.14

Z	$347,114,421	28,541,605	$12.16

(a)	Includes securities on loan with a value of $114,056,198 (see Note E).

*	The maximum offering price per share for Class A shares was $12.00 which reflects a sales charge of 4.25%.

See notes to financial statements.

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STATEMENT OF OPERATIONS

Six Months Ended January 31, 2018 (unaudited)

Investment Income
Dividends
Unaffiliated issuers	$5,640,461
Affiliated issuers	766,061	$6,406,522

Expenses
Management fee (see Note B)	6,499,039
Distribution fee—Class A	694,861
Distribution fee—Class B	4,706
Distribution fee—Class C	182,954
Distribution fee—Class R	47,126
Distribution fee—Class K	20,901
Transfer agency—Class A	236,076
Transfer agency—Class B	646
Transfer agency—Class C	14,983
Transfer agency—Advisor Class	401,854
Transfer agency—Class R	18,873
Transfer agency—Class K	16,721
Transfer agency—Class I	30,894
Transfer agency—Class Z	29,589
Custodian	112,900
Registration fees	79,052
Printing	49,087
Administrative	35,503
Audit and tax	25,458
Legal	19,823
Directors’ fees	14,579
Miscellaneous	37,121

Total expenses	8,572,746
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(123,503)

Net expenses		8,449,243

Net investment loss		(2,042,721)

Realized and Unrealized Gain on Investment Transactions
Net realized gain on investment transactions		181,333,879
Net change in unrealized appreciation/depreciation of investments		219,730,568

Net gain on investment transactions		401,064,447

Net Increase in Net Assets from Operations		$399,021,726

See notes to financial statements.

abfunds.com	AB DISCOVERY GROWTH FUND | 19

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended January 31, 2018 (unaudited)	Year Ended July 31, 2017
Increase (Decrease) in Net Assets from Operations
Net investment loss	$(2,042,721)	$(3,962,675)
Net realized gain on investment transactions	181,333,879	136,438,658
Net change in unrealized appreciation/depreciation of investments	219,730,568	190,677,732

Net increase in net assets from operations	399,021,726	323,153,715
Distributions to Shareholders from
Net realized gain on investment transactions
Class A	(39,900,235)	– 0	–
Class B	(90,553)	– 0	–
Class C	(3,562,981)	– 0	–
Advisor Class	(63,862,790)	– 0	–
Class R	(1,297,550)	– 0	–
Class K	(1,046,660)	– 0	–
Class I	(4,089,567)	– 0	–
Class Z	(19,596,943)	– 0	–
Capital Stock Transactions
Net decrease	(8,461,826)	(245,036,522)
Capital Contributions
Proceeds from regulatory settlement (see Note F)	1,347,496	– 0	–

Total increase	258,460,117	78,117,193
Net Assets
Beginning of period	2,001,300,502	1,923,183,309

End of period (including accumulated net investment loss of ($6,836,985) and ($4,794,264), respectively)	$2,259,760,619	$2,001,300,502

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

January 31, 2018 (unaudited)

NOTE A

Significant Accounting Policies

The AB Discovery Growth Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares. Class T shares have been authorized but currently are not offered. On May 30, 2014, AllianceBernstein L.P. (the “Adviser”) funded the seeding of Class Z shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB mutual fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective April 10, 2017, Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All nine classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

abfunds.com	AB DISCOVERY GROWTH FUND | 21

NOTES TO FINANCIAL STATEMENTS (continued)

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the

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NOTES TO FINANCIAL STATEMENTS (continued)

closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

abfunds.com	AB DISCOVERY GROWTH FUND | 23

NOTES TO FINANCIAL STATEMENTS (continued)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of January 31, 2018:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks(a)	$2,227,899,681		$	– 0	–	$	– 0	–	$2,227,899,681
Investment Companies	17,226,312			– 0	–		– 0	–	17,226,312
Preferred Stocks	– 0	–		– 0	–		1,262,850		1,262,850
Short-Term Investments	18,437,280			– 0	–		– 0	–	18,437,280
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	116,785,690			– 0	–		– 0	–	116,785,690

Total Investments in Securities	2,380,348,963			– 0	–		1,262,850		2,381,611,813
Other Financial Instruments(b)	– 0	–		– 0	–		– 0	–	– 0	–

Total(c)	$2,380,348,963		$	– 0	–		$1,262,850		$2,381,611,813

(a)	See Portfolio of Investments for sector classifications.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(c)	There were no transfers between any levels during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Preferred Stocks		Total
Balance as of 7/31/17	$1,724,104		$1,724,104
Accrued discounts/(premiums)	– 0	–	– 0	–
Realized gain (loss)	– 0	–	– 0	–
Change in unrealized appreciation/depreciation	(680,063)		(680,063)
Purchases	218,809		218,809
Sales	– 0	–	– 0	–
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 1/31/18	$1,262,850		$1,262,850

Net change in unrealized appreciation/depreciation from investments held as of 1/31/18(a)	$(680,063)		$(680,063)

(a)	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

abfunds.com	AB DISCOVERY GROWTH FUND | 25

NOTES TO FINANCIAL STATEMENTS (continued)

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

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NOTES TO FINANCIAL STATEMENTS (continued)

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Management Fee and Other Transactions with Affiliates

Under the terms of the management agreement, the Fund pays the Adviser a fee at an annual rate of .75% on the first $500 million of average daily net assets, .65% on the next $500 million of average daily net assets and .55% on average daily net assets in excess of $1 billion. Such fee is accrued daily and paid monthly.

Pursuant to the management agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended January 31, 2018, the reimbursement for such services amounted to $35,503.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $379,142 for the six months ended January 31, 2018.

abfunds.com	AB DISCOVERY GROWTH FUND | 27

NOTES TO FINANCIAL STATEMENTS (continued)

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $2,523 from the sale of Class A shares and received $2,492, $252 and $351 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended January 31, 2018.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of ..20% of the portfolio’s average daily net assets and bears its own expenses. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended January 31, 2018, such waiver amounted to $23,799.

A summary of the Fund’s transactions in AB mutual funds for the six months ended January 31, 2018 is as follows:

Fund	Market Value 7/31/17 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 1/31/18 (000)	Dividend Income (000)
Government Money Market Portfolio	$51,932	$267,043	$300,538	$18,437	$109
Government Money Market Portfolio*	107,423	667,388	658,025	116,786	657

Total				$135,223	$766

*	Investments of cash collateral for securities lending transactions (see Note E).

Brokerage commissions paid on investment transactions for the six months ended January 31, 2018 amounted to $607,477, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and

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NOTES TO FINANCIAL STATEMENTS (continued)

.25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class, Class I and Class Z shares. The fees are accrued daily and paid monthly. Payments under the Class A plan are currently limited to .23% of the Fund’s average daily net assets attributable to Class A shares. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $5,749,560, $2,919,624, $501,629 and $320,020 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended January 31, 2018 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)...................	$741,435,208		$854,083,028
U.S. government securities......................	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$759,998,018
Gross unrealized depreciation	(12,449,137)

Net unrealized appreciation	$747,548,881

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the six months ended January 31, 2018.

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NOTES TO FINANCIAL STATEMENTS (continued)

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At January 31,

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NOTES TO FINANCIAL STATEMENTS (continued)

2018, the Fund had securities on loan with a value of $114,056,198 and had received cash collateral which has been invested into Government Money Market Portfolio of $116,785,690. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned securities lending income of $0 and $657,401 from the borrowers and Government Money Market Portfolio, respectively, for the six months ended January 31, 2018; these amounts are reflected in the statement of operations. In connection with the cash collateral investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended January 31, 2018, such waiver amounted to $99,704. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities.

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Six Months Ended January 31, 2018 (unaudited)	Year Ended July 31, 2017		Six Months Ended January 31, 2018 (unaudited)	Year Ended July 31, 2017

Class A
Shares sold	1,322,944	4,107,197		$14,289,187	$37,685,931

Shares issued in reinvestment of distributions	3,177,577	– 0	–	33,777,648	– 0	–

Shares converted from Class B	14,282	49,616		151,380	450,852

Shares converted from Class C	22,778	738,051		246,376	7,285,973

Shares redeemed	(4,085,622)	(16,056,561)		(43,804,220)	(146,896,167)

Net increase (decrease)	451,959	(11,161,697)		$4,660,371	$(101,473,411)

Class B
Shares sold	2,880	25,958		$20,172	$160,169

Shares issued in reinvestment of distributions	13,078	– 0	–	88,538	– 0	–

Shares converted to Class A	(21,756)	(74,621)		(151,380)	(450,852)

Shares redeemed	(9,428)	(44,407)		(65,793)	(276,363)

Net decrease	(15,226)	(93,070)		$(108,463)	$(567,046)

abfunds.com	AB DISCOVERY GROWTH FUND | 31

NOTES TO FINANCIAL STATEMENTS (continued)

	Shares			Amount
	Six Months Ended January 31, 2018 (unaudited)	Year Ended July 31, 2017		Six Months Ended January 31, 2018 (unaudited)	Year Ended July 31, 2017

Class C
Shares sold	310,384	446,075		$2,224,312	$2,749,300

Shares issued in reinvestment of distributions	476,968	– 0	–	3,257,694	– 0	–

Shares converted to Class A	(34,636)	(1,103,735)		(246,376)	(7,285,973)

Shares redeemed	(899,857)	(2,976,793)		(6,331,261)	(18,175,398)

Net decrease	(147,141)	(3,634,453)		$(1,095,631)	$(22,712,071)

Advisor Class
Shares sold	4,684,867	13,700,791		$53,849,833	$133,730,601

Shares issued in reinvestment of distributions	4,071,223	– 0	–	46,126,960	– 0	–

Shares redeemed	(9,824,299)	(26,309,071)		(112,000,566)	(256,521,781)

Net decrease	(1,068,209)	(12,608,280)		$(12,023,773)	$(122,791,180)

Class R
Shares sold	131,112	602,570		$1,346,964	$5,177,746

Shares issued in reinvestment of distributions	129,194	– 0	–	1,297,108	– 0	–

Shares redeemed	(339,977)	(2,506,479)		(3,463,970)	(21,686,419)

Net decrease	(79,671)	(1,903,909)		$(819,898)	$(16,508,673)

Class K
Shares sold	235,556	570,587		$2,521,384	$5,236,370

Shares issued in reinvestment of distributions	99,304	– 0	–	1,046,660	– 0	–

Shares redeemed	(526,941)	(760,296)		(5,624,346)	(6,833,128)

Net decrease	(192,081)	(189,709)		$(2,056,302)	$(1,596,758)

Class I
Shares sold	1,290,176	4,098,302		$14,794,509	$38,644,500

Shares issued in reinvestment of distributions	364,320	– 0	–	4,087,665	– 0	–

Shares redeemed	(7,473,719)	(10,472,682)		(82,673,553)	(101,636,798)

Net decrease	(5,819,223)	(6,374,380)		$(63,791,379)	$(62,992,298)

Class Z
Shares sold	6,548,889	14,590,756		$73,087,641	$148,229,507

Shares issued in reinvestment of distributions	1,743,500	– 0	–	19,596,942	– 0	–

Shares redeemed	(2,290,159)	(6,624,746)		(25,911,334)	(64,624,592)

Net increase	6,002,230	7,966,010		$66,773,249	$83,604,915

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NOTES TO FINANCIAL STATEMENTS (continued)

At January 31, 2018, a shareholder of the Fund owned 35% of the Fund’s outstanding shares. Significant transactions by such shareholder, if any, may impact the Fund’s performance.

For the six months ended January 31, 2018, the Fund recorded $1,347,496 related to a settlement of regulatory proceedings. This amount is presented in the Fund’s statement of changes in net assets. Neither the Fund nor its affiliates were involved in the proceedings or the calculation of the payment.

NOTE G

Risks Involved in Investing in the Fund

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment

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NOTES TO FINANCIAL STATEMENTS (continued)

fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended January 31, 2018.

NOTE I

Distributions to Shareholders

The tax character of distributions to be paid for the year ending July 31, 2018 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended July 31, 2017 and July 31, 2016 were as follows:

	2017			2016
Distributions paid from:
Net long-term capital gains		$–0	–	$118,389,215

Total taxable distributions paid	$	– 0	–	$118,389,215

As of July 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed capital gains	$65,478,941
Accumulated capital and other losses	(4,154,270	)(a)
Unrealized appreciation/(depreciation)	506,770,768	(b)

Total accumulated earnings/(deficit)	$568,095,439

(a)	During the fiscal year, the Fund utilized $64,079,184 of capital loss carry forwards to offset current net realized gains. At July 31, 2017, the Fund had a qualified late-year ordinary loss deferral of $4,154,270. These losses are deemed to arise on August 1, 2017.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the tax treatment of partnership investments and passive foreign investment companies (PFICs).

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of July 31, 2017, the Fund did not have any capital loss carryforwards.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended January 31, 2018 (unaudited)	Year Ended July 31,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$ 10.16	$ 8.58	$ 9.77	$ 9.13	$ 8.82	$ 6.81

Income From Investment Operations
Net investment loss(a)	(.02	)(b)	(.03	)(b)†	(.04	)(b)	(.07)	(.04)	(.02)
Net realized and unrealized gain (loss) on investment transactions	2.07	1.61	(.65)	1.42	.88	2.03
Capital contributions	.01	– 0	–	.01	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	2.06	1.58	(.68)	1.35	.84	2.01

Less: Distributions
Distributions from net realized gain on investment transactions	(.73)	– 0	–	(.51)	(.71)	(.53)	– 0	–

Net asset value, end of period	$ 11.49	$ 10.16	$ 8.58	$ 9.77	$ 9.13	$ 8.82

Total Return
Total investment return based on net asset value(c)*	20.88%	18.41	%†	(6.90)%	15.62%	9.63%	29.52%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$653,368	$573,081	$580,016	$1,088,392	$702,185	$627,176
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.95	%^	.97%	.99%	.99%	1.04%	1.12%
Expenses, before waivers/reimbursements(d)	.97	%^	.99%	.99%	.99%	1.04%	1.12%
Net investment loss	(.34	)%(b)^	(.33	)%(b)†	(.48	)%(b)	(.75)%	(.43)%	(.31)%
Portfolio turnover rate	36%	70%	67%	59%	74%	74%

See footnote summary on page 43.

abfunds.com	AB DISCOVERY GROWTH FUND | 35

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class B
Six Months Ended January 31, 2018 (unaudited)	Year Ended July 31,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$ 6.73	$ 5.73	$ 6.76	$ 6.58	$ 6.54	$ 5.09

Income From Investment Operations
Net investment loss(a)	(.04	)(b)	(.07	)(b)†	(.07	)(b)	(.10)	(.09)	(.06)
Net realized and unrealized gain (loss) on investment transactions	1.35	1.07	(.46)	.99	.66	1.51
Capital contributions	.00	(e)	– 0	–	.01	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	1.31	1.00	(.52)	.89	.57	1.45

Less: Distributions
Distributions from net realized gain on investment transactions	(.73)	– 0	–	(.51)	(.71)	(.53)	– 0	–

Net asset value, end of period	$ 7.31	$ 6.73	$ 5.73	$ 6.76	$ 6.58	$ 6.54

Total Return
Total investment return based on net asset value(c)*	20.37%	17.45	%‡†	(7.64	)%‡	14.62%	8.81%	28.49%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$961	$987	$1,374	$2,358	$3,382	$4,914
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.78	%^	1.79%	1.81%	1.80%	1.83%	1.94%
Expenses, before waivers/reimbursements(d)	1.80	%^	1.80%	1.81%	1.80%	1.83%	1.94%
Net investment loss	(1.16	)%(b)^	(1.10	)%(b)†	(1.30	)%(b)	(1.55)%	(1.28)%	(1.13)%
Portfolio turnover rate	36%	70%	67%	59%	74%	74%

See footnote summary on page 43.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended January 31, 2018 (unaudited)	Year Ended July 31,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$ 6.78	$ 5.77	$ 6.81	$ 6.61	$ 6.57	$ 5.11

Income From Investment Operations
Net investment loss(a)	(.04	)(b)	(.06	)(b)†	(.07	)(b)	(.10)	(.08)	(.06)
Net realized and unrealized gain (loss) on investment transactions	1.36	1.07	(.47)	1.01	.65	1.52
Capital contributions	.00	(e)	– 0	–	.01	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	1.32	1.01	(.53)	.91	.57	1.46

Less: Distributions
Distributions from net realized gain on investment transactions	(.73)	– 0	–	(.51)	(.71)	(.53)	– 0	–

Net asset value, end of period	$ 7.37	$ 6.78	$ 5.77	$ 6.81	$ 6.61	$ 6.57

Total Return
Total investment return based on net asset value(c)*	20.36%	17.50	%†	(7.73)%	14.87%	8.77%	28.57%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$38,823	$36,692	$52,223	$72,549	$72,360	$43,043
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.73	%^	1.74%	1.77%	1.76%	1.81%	1.89%
Expenses, before waivers/reimbursements(d)	1.74	%^	1.76%	1.77%	1.76%	1.81%	1.89%
Net investment loss	(1.11	)%(b)^	(1.06	)%(b)†	(1.25	)%(b)	(1.52)%	(1.18)%	(1.08)%
Portfolio turnover rate	36%	70%	67%	59%	74%	74%

See footnote summary on page 43.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended January 31, 2018 (unaudited)	Year Ended July 31,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$ 10.78	$ 9.09	$ 10.30	$ 9.56	$ 9.19	$ 7.08

Income From Investment Operations
Net investment loss(a)	(.01	)(b)	(.01	)(b)†	(.02	)(b)	(.05)	(.02)	(.01)
Net realized and unrealized gain (loss) on investment transactions	2.21	1.70	(.69)	1.50	.92	2.12
Capital contributions	.01	– 0	–	.01	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	2.21	1.69	(.70)	1.45	.90	2.11

Less: Distributions
Distributions from net realized gain on investment transactions	(.73)	– 0	–	(.51)	(.71)	(.53)	– 0	–

Net asset value, end of period	$ 12.26	$ 10.78	$ 9.09	$ 10.30	$ 9.56	$ 9.19

Total Return
Total investment return based on net asset value(c)*	21.08%	18.59	%†	(6.72)%	15.98%	9.90%	29.80%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,107,263	$985,457	$945,302	$939,463	$736,947	$567,507
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.72	%^	.74%	.76%	.76%	.81%	.89%
Expenses, before waivers/reimbursements(d)	.74	%^	.76%	.77%	.76%	.81%	.89%
Net investment loss	(.11	)%(b)^	(.11	)%(b)†	(.24	)%(b)	(.52)%	(.19)%	(.08)%
Portfolio turnover rate	36%	70%	67%	59%	74%	74%

See footnote summary on page 43.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Six Months Ended January 31, 2018 (unaudited)	Year Ended July 31,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$ 9.65	$ 8.18	$ 9.38	$ 8.83	$ 8.57	$ 6.64

Income From Investment Operations
Net investment loss(a)	(.04	)(b)	(.06	)(b)†	(.07	)(b)	(.10)	(.07)	(.05)
Net realized and unrealized gain (loss) on investment transactions	1.96	1.53	(.63)	1.36	.86	1.98
Capital contributions	.01	– 0	–	.01	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	1.93	1.47	(.69)	1.26	.79	1.93

Less: Distributions
Distributions from net realized gain on investment transactions	(.73)	– 0	–	(.51)	(.71)	(.53)	– 0	–

Net asset value, end of period	$ 10.85	$ 9.65	$ 8.18	$ 9.38	$ 8.83	$ 8.57

Total Return
Total investment return based on net asset value(c)*	20.64%	17.83	%†	(7.19)%	15.11%	9.31%	29.07%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$19,829	$18,402	$31,192	$31,707	$25,320	$10,923
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.35	%^	1.37%	1.39%	1.38%	1.41%	1.47%
Expenses, before waivers/reimbursements(d)	1.36	%^	1.39%	1.39%	1.38%	1.41%	1.47%
Net investment loss	(.73	)%(b)^	(.64	)%(b)†	(.87	)%(b)	(1.14)%	(.75)%	(.66)%
Portfolio turnover rate	36%	70%	67%	59%	74%	74%

See footnote summary on page 43.

abfunds.com	AB DISCOVERY GROWTH FUND | 39

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Six Months Ended January 31, 2018 (unaudited)	Year Ended July 31,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$ 10.08	$ 8.53	$ 9.73	$ 9.10	$ 8.80	$ 6.80

Income From Investment Operations
Net investment loss(a)	(.03	)(b)	(.04	)(b)†	(.05	)(b)	(.08)	(.04)	(.03)
Net realized and unrealized gain (loss) on investment transactions	2.06	1.59	(.65)	1.42	.87	2.03
Capital contributions	.01	– 0	–	.01	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	2.04	1.55	(.69)	1.34	.83	2.00

Less: Distributions
Distributions from net realized gain on investment transactions	(.73)	– 0	–	(.51)	(.71)	(.53)	– 0	–

Net asset value, end of period	$ 11.39	$ 10.08	$ 8.53	$ 9.73	$ 9.10	$ 8.80

Total Return
Total investment return based on net asset value(c)*	20.85%	18.17	%†	(7.03)%	15.56%	9.53%	29.41%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$17,310	$17,262	$16,222	$20,556	$18,460	$9,537
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.10	%^	1.11%	1.10%	1.10%	1.13%	1.20%
Expenses, before waivers/reimbursements(d)	1.11	%^	1.12%	1.10%	1.10%	1.13%	1.20%
Net investment loss	(.47	)%(b)^	(.47	)%(b)†	(.58	)%(b)	(.86)%	(.47)%	(.39)%
Portfolio turnover rate	36%	70%	67%	59%	74%	74%

See footnote summary on page 43.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Six Months Ended January 31, 2018 (unaudited)	Year Ended July 31,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$ 10.68	$ 9.01	$ 10.20	$ 9.48	$ 9.11	$ 7.01

Income From Investment Operations
Net investment income (loss)(a)	(.00	)(b)(e)	(.01	)(b)†	(.02	)(b)	(.05)	(.02)	.02
Net realized and unrealized gain (loss) on investment transactions	2.18	1.68	(.67)	1.48	.92	2.08
Capital contributions	.01	– 0	–	.01	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	2.19	1.67	(.68)	1.43	.90	2.10

Less: Distributions
Distributions from net realized gain on investment transactions	(.73)	– 0	–	(.51)	(.71)	(.53)	– 0	–

Net asset value, end of period	$ 12.14	$ 10.68	$ 9.01	$ 10.20	$ 9.48	$ 9.11

Total Return
Total investment return based on net asset value(c)*	21.09%	18.54	%†	(6.59)%	15.90%	9.99%	29.96%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$75,093	$128,235	$165,508	$195,036	$220,183	$152,931
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.72	%^	.74%	.75%	.76%	.77%	.78%
Expenses, before waivers/reimbursements(d)	.73	%^	.76%	.76%	.76%	.77%	.78%
Net investment income (loss)	(.02	)%(b)^	(.07	)%(b)†	(.23	)%(b)	(.51)%	(.16)%	.32%
Portfolio turnover rate	36%	70%	67%	59%	74%	74%

See footnote summary on page 43.

abfunds.com	AB DISCOVERY GROWTH FUND | 41

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class Z
Six Months Ended January 31, 2018 (unaudited)	Year Ended July 31,	May 30, 2014(f) to July 31, 2014
2017	2016	2015

Net asset value, beginning of period	$ 10.70	$ 9.01	$ 10.21	$ 9.48	$ 9.37

Income From Investment Operations
Net investment income (loss)(a)	(.00	)(b)(e)	(.01	)(b) †	(.01	)(b)	(.05)	.01
Net realized and unrealized gain (loss) on investment transactions	2.18	1.70	(.69)	1.49	.10
Capital contributions	.01	– 0	–	.01	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	2.19	1.69	(.69)	1.44	.11

Less: Distributions
Distributions from net realized gain on investment transactions	(.73)	– 0	–	(.51)	(.71)	– 0	–

Net asset value, end of period	$ 12.16	$ 10.70	$ 9.01	$ 10.21	$ 9.48

Total Return
Total investment return based on net asset value(c)	21.05	%*	18.76	%*†	(6.68	)%*	16.01	%*	1.17%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$347,114	$241,185	$131,346	$199,256	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.67	%^	.68%	.68%	.68%	.67	%^
Expenses, before waivers/reimbursements(d)	.68	%^	.69%	.68%	.68%	.67	%^
Net investment income (loss)	(.08	)%(b)^	(.11	)%(b)†	(.15	)%(b)	(.49)%	.73	%^
Portfolio turnover rate	36%	70%	67%	59%	74%

See footnote summary on page 43.

42 | AB DISCOVERY GROWTH FUND	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the six months ended January 31, 2018 and the year ended July 31, 2017, such waiver amounted to 0.01% (annualized) and 0.01%, respectively.

(e)	Amount is less than $.005.

(f)	Commencement of distributions.

†	For the year ended July 31, 2017 the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.001	.01%	.01%

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended July 31, 2017, July 31, 2016, July 31, 2015, July 31, 2014 and July 31, 2013 by 0.02%, 0.02%, 0.02%, 0.01% and 0.02%, respectively.

Includes the impact of proceeds recorded and credited to the Fund resulting from regulatory settlements, which enhanced the Fund’s performance for the six months ended January 31, 2018 and the year ended July 31, 2016 by 0.07% and 0.13%, respectively.

‡	The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

^	Annualized.

See notes to financial statements.

abfunds.com	AB DISCOVERY GROWTH FUND | 43

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1) , Chairman

Michael J. Downey(1)

William H. Foulk, Jr.(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Carol C. McMullen(1)

Garry L. Moody(1)

Earl D. Weiner(1)

OFFICERS

Bruce K. Aronow(2), Vice President

N. Kumar Kirpalani(2), Vice President

Samantha S. Lau(2), Vice President

Wen-Tse Tseng(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Stephen M. Woetzel, Controller

Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s U.S. Small/Mid Cap Growth Investment Team. Ms. Lau and Messrs. Aronow, Kirpalani and Tseng are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Discovery Growth Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser at a meeting held on May 2-4, 2017 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer), who acted as their independent fee consultant, of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material

abfunds.com	AB DISCOVERY GROWTH FUND | 45

factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2015 and 2016 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

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Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed information prepared by an analytical service that is not affiliated with the Adviser (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a peer group and a peer universe, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2017. Based on their review, and their discussion with the Adviser of the reasons for the Fund’s underperformance in certain periods, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates paid by other funds in the same category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for institutional clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer and noted the differences

abfunds.com	AB DISCOVERY GROWTH FUND | 47

between the Fund’s fee schedule, on the one hand, and the institutional fee schedule and the schedule of fees charged to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it may use ETFs when they are the most cost-effective way to obtain desired exposures for a fund or to temporarily “equitize” cash inflows pending purchases of underlying securities, that the advisory fee for the Fund would be paid for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints and that the Fund’s net assets were higher than the breakpoint levels. Accordingly, the Fund’s current effective advisory fee rate reflected a reduction due to the breakpoints and would be further reduced

48 | AB DISCOVERY GROWTH FUND	abfunds.com

to the extent the net assets of the Fund increase. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements were acceptable and provide a means for sharing of any economies of scale.

abfunds.com	AB DISCOVERY GROWTH FUND | 49

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund1

INTERNATIONAL/ GLOBAL EQUITY (continued)

INTERNATIONAL/ GLOBAL VALUE

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio1

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio1

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio1

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio1, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Money Market Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to April 17, 2017, Tax-Managed All Market Income Portfolio was named Tax-Managed Balanced Wealth Strategy; prior to April 24, 2017, All Market Total Return Portfolio was named Balanced Wealth Strategy; prior to November 10, 2017, Government Money Market Portfolio was named Government Exchange Reserves; prior to January 8, 2018, Sustainable International Thematic Fund was named International Growth Fund; prior to February 23, 2018, FlexFee High Yield Portfolio was named High Yield Portfolio.

50 | AB DISCOVERY GROWTH FUND	abfunds.com

NOTES

abfunds.com	AB DISCOVERY GROWTH FUND | 51

NOTES

52 | AB DISCOVERY GROWTH FUND	abfunds.com

AB DISCOVERY GROWTH FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

DG-0152-0118

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Discovery Growth Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith President

Date:	March 29, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith President

Date:	March 29, 2018

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo Treasurer and Chief Financial Officer

Date:	March 29, 2018